Exhibit 21.1
SUBSIDIARIES OF REGISTRANT

State or Country
Name of Subsidiary	of Incorporation
ACT (GER) QRS 15-58, Inc.	Delaware
ACT Grundstücksverwaltungs GmbH & Co. KG	Germany
ACT Grundstücksverwaltungs Management GmbH & Co. KG	Germany
ADS2 (CA) QRS 11-41, Inc.	California
ADVA 15 (GA) LLC	Delaware
ADV-QRS 15 (GA) QRS 15-4, Inc.	Delaware
AMPD (DE) Limited Partnership	Delaware
AMPD GP (DE) QRS 15-35, Inc.	Delaware
AMPD LP (DE) Trust	Maryland
Auto (FL) QRS 11-39, Inc.	Florida
Autopress (GER) LLC	Delaware
BB (Multi) Limited Partnership	Delaware
BB 11 (MD)	Maryland
BBA Invest SCI	France
BBA-2 EURL	France
BBA-I SARL	France
Beaver MM (POL) QRS 15-86, INC.	Delaware
Belgov (DE) QRS 15-66, Inc.	Delaware
Best (Multi) QRS 11-55, Inc.	Delaware
BeW Kfz-Service GmbH & Co. KG	Germany
BeW Kfz-Service Verwaltungs-GmbH	Germany
BFS (DE) LP	Delaware
BN (CT) QRS 11-57, INC.	Delaware
BN (MA) QRS 11-58, Inc.	Delaware
Bolder (CO) QRS 11-44, Inc.	Delaware
Bolt (DE) Limited Partnership	Delaware
Bolt (DE) QRS 15-26, Inc.	Delaware
Bolt (DE) Trust	Maryland
Bone (DE) QRS 15-12, Inc.	Delaware
Bos Club LL (MA) LLC	Delaware
Bos Club Manager (MA) QRS 15-93, Inc.	Delaware
Bradford Jersey Limited	United Kingdom
Brelade Holdings Ltd.	Cyprus
BRY-PL (DE) Limited Partnership	Delaware
BRY-PL (MD) Trust	Maryland
BRY-PL GP (DE) QRS 15-57, Inc.	Delaware
BVNY (DE) LLC	Delaware
BVNY (DE) MM QRS 11-63, Inc.	Delaware
BVS (NY) QRS 11-64, Inc.	Delaware
Cards (CA) QRS 11-37, Inc.	Delaware
Cards Limited Liability Company	Delaware
Carey Finance SARL	Luxembourg
Carlog 1 SARL	France
Carlog 2 SARL	France
Carlog SCI	France
CC (ILVA) GP QRS 11-66, Inc.	Delaware
CC (ILVA) L.P.	Delaware
CC (ILVA) Trust	Maryland
CCARE (Multi) GP QRS 11-60, Inc.	Delaware
CCARE (Multi) Limited Partnership	Delaware
CFP (MD) QRS 11-30, Inc.	Maryland
CFP (MD) QRS 11-33, Inc.	Maryland
CFP Associates	Kentucky
CIP Acquisition Incorporated	Maryland
Comp (TX) QRS 11-42, Inc.	Delaware
Comp Delaware LP	Delaware
Containers (DE) Limited Partnership	Delaware
Containers (DE) QRS 15-36, Inc.	Delaware
CV GP (Dutch) QRS 15-101, Inc.	Delaware
Dan (FL) QRS 15-7, Inc.	Delaware
Delaware Chip LLC	Delaware
Delaware Comp LLC	Delaware
Delmo (DE) QRS 11/12-1, Inc.	Delaware
Delmo (PA) QRS 11-36	Pennsylvania
Delmo 11/12 (DE) LLC	Delaware
Dfence (Belgium) 15 Sprl	Belgium
Dfence (Belgium) 15-16 Sprl	Belgium
Dfend 15 LLC	Delaware
DIY (Poland) Sp. Zoo	Poland
DSG (IN) QRS 15-44, Inc.	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

State or Country
Name of Subsidiary	of Incorporation
EL Purchaser (CA) QRS 15-85, Inc.	Delaware
Energy (NJ) QRS 15-10, Inc.	Delaware
Engines (Ger) Qrs 15-90, Inc.	Delaware
Erwin Specht GmbH & Co. KG	Germany
Erwin Specht Verwactungs GmbH	Germany
Finit (FI) LLC	Delaware
Fit (CO) QRS 15-59, Inc.	Delaware
GAL III (IN) QRS 15-49, Inc.	Delaware
GAL III (NJ) QRS 15-45, Inc.	Delaware
GAL III (NY) QRS 15-48, Inc.	Delaware
GB-ACT (GER) Limited Partnership	Delaware
Gearbox (GER) QRS 15-95, Inc.	Delaware
Gift (VA) LLC	Delaware
Gift (VA) QRS 15-43, Inc.	Delaware
Goldfish (DE) LP	Delaware
GR (TX) GP QRS 11-67, Inc.	Delaware
GR (TX) LP	Delaware
GR (TX) Trust	Maryland
GRC (TX) Limited Partnership	Delaware
GRC (TX) QRS 15-47, Inc.	Delaware
GRC (TX) Trust	Maryland
GRC-II (TX) Limited Partnership	Delaware
GRC-II (TX) QRS 15-80, Inc.	Delaware
GRC-II (TX) Trust	Maryland
GS Landlord (MI) LLC	Delaware
GS Member (Mi) Qrs 15-89, Inc.	Delaware
H2 Investor (GER) QRS 15-91, Inc.	Delaware
H2 Lender (GER) QRS 15-92, Inc.	Delaware
Hammer (De) LP Qrs 15-33, Inc.	Delaware
Hammer (DE) QRS 15-32, Inc.	Delaware
Hellweg GmbH & Co. Vermögensverwaltungs KG	Germany
Hinck 15 LP (DE) QRS 15-84, Inc.	Delaware
Hinck Landlord (DE) Limited Partnership	Delaware
HLWG Two (GER) LLC	Delaware
HLWG Two Lender SARL	Luxembourg
HLWG Two TRS SARL	Luxembourg
Hoe Management GmbH	Germany
Hum (DE) QRS 11-45, Inc.	Delaware
ICG (TX) LP	Delaware
ICG-GP (TX) QRS 15-3, Inc.	Delaware
ICG-LP (TX) Trust	Maryland
ISA Jersey QRS 11-51, Inc.	Delaware
Kiinteisto Oy Tietoie 6	Finland
Kiinteisto Oy Tietokilo 1-2	Finland
Labrador (AZ) LP	Delaware
Learn (IL) QRS 11-53, Inc.	Delaware
Linden (GER) LLC	Delaware
Logic (UK) QRS 11-49, Inc.	Delaware
LT Fitness (DE) QRS 15-53, Inc.	Delaware
LT Landlord (Mn-Fl) LLC	Delaware
LT Manager (Mn-Fl) Qrs 15-88, Inc.	Delaware
Map Invest 1 SARL	France
Map Invest 2 SARL	France
Map Invest SCI	France
Mapi Invest SPRL	Belgium
Marcourt Investments Incorporated	Maryland
Master (DE) QRS 15-71, Inc.	Delaware
MBM-Beef (DE) QRS 15-18, Inc.	Delaware
Mechanic (AZ) QRS 15-41, Inc.	Delaware
Medi (PA) Limited Partnership	Delaware
Medi (PA) QRS 15-21, Inc.	Delaware
Medi (PA) Trust	Maryland
Metal (GER) QRS 15-94, Inc.	Delaware
Micro (CA) QRS 11-43, Inc.	Delaware
MM (UT) QRS 11-59, Inc.	Delaware
Module (DE) Limited Partnership	Delaware
Mons (DE) QRS 15-68, Inc.	Delaware
Neoserv (CO) QRS 10-13, Inc.	Colorado
Neoserv (CO) QRS 11-8, Inc.	Colorado
One Cabin Interior (FL) QRS 15-9, Inc.	Delaware
Optical (CA) QRS 15-8, Inc.	Delaware
Overtape (CA) QRS 15-14, Inc.	Delaware
OX (AL) LLC	Delaware
OX-GP (AL) QRS 15-15, Inc.	Delaware

SUBSIDIARIES OF REGISTRANT (Continued)

State or Country
Name of Subsidiary	of Incorporation
Pem (MN) QRS 15-39, Inc.	Delaware
Pet (TX) GP QRS 11-62, Inc.	Delaware
Pet (TX) LP	Delaware
Pet (TX) Trust	Maryland
Pets 15 (MD)	Maryland
Plano (TX) QRS 11-7, Inc.	Texas
Plastic (DE) Limited Partnership	Delaware
Plastic (DE) QRS 15-56, Inc.	Delaware
Plastic (DE) Trust	Maryland
Plex (WI) QRS 11-56, Inc.	Delaware
Plex Trust (MD)	Maryland
Plum (DE) QRS 15-67, Inc.	Delaware
Pohj Landlord (Finland) LLC	Delaware
Pohj Member (Finland) QRS 15-82, Inc.	Delaware
Pol (NC) QRS 15-25, Inc.	Delaware
Pol-Beaver LLC	Delaware
QRS 10-1 (ILL), Inc.	Illinois
QRS 10-5 (OH), Inc.	Ohio
QRS 11-29 (TX), Inc.	Texas
QRS 15-Paying Agent, Inc.	Delaware
QS ARK (DE) QRS 15-38, Inc.	Delaware
Rails (UK) QRS 15-54, Inc.	Delaware
Randolph/Clinton Limited Partnership	Delaware
RII (CA) QRS 15-2, Inc.	Delaware
Salted Peanuts (LA) QRS 15-13, Inc.	Delaware
Scan (OR) QRS 11-47, Inc.	Delaware
Semer Unternehmensverwaltung GmbH & Co. KG	Germany
SF (TX) GP QRS 11-61, INC.	Delaware
SF (TX) LP	Delaware
SF (TX) Trust	Maryland
SFC (TN) QRS 11-21, Inc.	Tennessee
Shaq (DE) QRS 15-75, Inc.	Delaware
Shovel Management GmbH	Germany
Sport (MI) QRS 15-40, Inc.	Delaware
ST (TX) GP QRS 11-63, INC.	Delaware
ST (TX) LP	Delaware
ST (TX) Trust	Maryland
Stor-Move UH 15 Business Trust	Massachusetts
Suspension (DE) QRS 15-1, Inc.	Delaware
Thal Dfence Conflans SCI	France
Tissue SARL	France
Tito (FI) QRS 15-81, Inc.	Delaware
Toys (NE) QRS 15-74, Inc.	Delaware
UH Storage (DE) Limited Partnership	Delaware
UH Storage GP (DE) QRS 15-50, Inc.	Delaware
UK Logic LLC	Delaware
Uni-Tech (CA) QRS 15-64, Inc.	Delaware
Unitech (Il) LLC	Delaware
Uni-Tech (PA) QRS 15-63, Inc.	Delaware
Uni-Tech (PA) Trust	Maryland
Uni-Tech (PA), L.P.	Delaware
UTI (IL) GP QRS 11-69, INC.	Delaware
UTI (IL) LP	Delaware
UTI (IL) TRUST	Maryland
Wadd-II (TN) LP	Delaware
Wadd-II GP (TN) QRS 15-19, INC.	Delaware
Weg (GER) QRS 15-83, Inc.	Delaware
Wegell GmbH & Co. KG	Germany
Wegell Verwaltungs GmbH	Germany
Wgn (GER) LLC	Delaware
WGN 15 Holdco (GER) QRS 15-98, Inc.	Delaware
WGN 15 Member (GER) QRS 15-99, Inc.	Delaware
Wisco (WI) LP	Delaware
Wolv (DE) LP	Delaware
Wolv Trust	Maryland
World (DE) QRS 15-65, Inc.	Delaware
Worth (OH-TN) Limited Partnership	Delaware
Worth GP (OH-TN) QRS 15-72, Inc.	Delaware
Worth LP (OH-TN) QRS 15-73, Inc.	Delaware
Wrench (DE) LP	Delaware
Wrench (DE) QRS 15-31, Inc.	Delaware
Wrench (DE) Trust	Maryland
Zylinderblock (Ger) LLC	Delaware